CRANE CO.
Income Statement Data
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013		2012
Net Sales:
Aerospace & Electronics	$169,771	$171,368	$507,046		$525,127
Engineered Materials	61,956	56,956	179,933		169,603
Merchandising Systems	83,636	92,489	257,927		277,741
Fluid Handling	322,152	325,168	968,926		976,809
Total Net Sales	$637,515	$645,981	$1,913,832		$1,949,280
Operating Profit (Loss) from Continuing Operations:
Aerospace & Electronics	$38,105	$39,833	$115,257		$116,834
Engineered Materials	10,792	7,226	28,538		21,178
Merchandising Systems	7,869	9,496	26,902		23,324
Fluid Handling	46,594	45,736	146,688		119,433
Corporate	(14,351)	(15,707)	(52,630)		(46,511)
Total Operating Profit from Continuing Operations	89,009	86,584	264,755		234,258

Interest Income	337	443	1,488		1,292
Interest Expense	(6,688)	(6,618)	(20,651)		(20,114)
Miscellaneous- Net	(456)	(6)	(170)		(704)
Income from Continuing Operations Before Income Taxes	82,202	80,403	245,422		214,732
Provision for Income Taxes	24,719	23,997	74,583		64,515
Income from Continuing Operations	57,483	56,406	170,839		150,217

Profit from Discontinued Operations attributable to common shareholders	—	—	—	3,777	3,777
Gain from Sales of Discontinued Operations attributable to common shareholders	—	1,385	—	29,445	29,445

Profit from Discontinued Operations attributable to common shareholders, net of tax	—	—	—		2,456
Gain from Sales of Discontinued Operations attributable to common shareholders, net of tax	—	901	—		19,177
Gain / Profit from Discontinued Operations, net of tax	—	901	—		21,633

Net income before allocation to noncontrolling interests	57,483	57,307	170,839		171,850

Less: Noncontrolling interest in subsidiaries' earnings	352	182	1,043		501

Net income attributable to common shareholders	$57,131	$57,125	$169,796		$171,349

Share Data:
Earnings per share from Continuing Operations	$0.97	$0.97	$2.89	$2.56
Earnings per share from Discontinued Operations	—	0.02	—	0.37
Earnings per Diluted Share (a)	$0.97	$0.99	$2.89	$2.93

Average Diluted Shares Outstanding	59,035	57,873	58,737	58,435
Average Basic Shares Outstanding	58,093	57,123	57,814	57,565
Supplemental Data:
Cost of Sales	$421,317	$424,954	$1,257,161	$1,290,671
Selling, General & Administrative	127,189	133,089	391,916	408,250
Repositioning Charges	—	1,354	—	16,101
Depreciation and Amortization *	12,435	13,174	38,159	42,122
Stock-Based Compensation Expense	5,913	4,402	16,299	12,860

*	Amount included within cost of sales and selling, general & administrative costs.

(a)	Earnings per share amounts may not add due to rounding

CRANE CO.
Condensed Balance Sheets
(in thousands)

	September 30, 2013	December 31, 2012
ASSETS
Current Assets
Cash and Cash Equivalents	$403,404	$423,947
Accounts Receivable, net	382,348	333,330
Current Insurance Receivable - Asbestos	33,722	33,722
Inventories, net	361,026	352,725
Other Current Assets	39,698	36,797
Total Current Assets	1,220,198	1,180,521

Property, Plant and Equipment, net	259,551	268,283
Long-Term Insurance Receivable - Asbestos	147,953	171,752
Other Assets	419,169	455,530
Goodwill	811,274	813,792

Total Assets	$2,858,145	$2,889,878

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$124,672	$1,123
Accounts Payable	175,731	182,731
Current Asbestos Liability	91,670	91,670
Accrued Liabilities	189,781	220,678
Income Taxes	10,874	15,686
Total Current Liabilities	592,728	511,888

Long-Term Debt	199,220	399,092
Long-Term Deferred Tax Liability	36,145	36,853
Long-Term Asbestos Liability	632,081	704,195
Other Liabilities	288,495	310,474

Total Equity	1,109,476	927,376

Total Liabilities and Equity	$2,858,145	$2,889,878

CRANE CO.
Condensed Statements of Cash Flows
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Operating Activities:
Net income attributable to common shareholders	$57,131	$57,125	$169,796	$171,349
Noncontrolling interest in subsidiaries' earnings	352	182	1,043	501
Net income before allocations to noncontrolling interests	57,483	57,307	170,839	171,850
Gain on divestiture	—	(1,385)	—	(29,445)
Restructuring - Non Cash	—	16	—	2,777
Depreciation and amortization	12,435	13,174	38,159	43,122
Stock-based compensation expense	5,913	4,402	16,299	12,860
Defined benefit plans and postretirement expense	1,180	4,796	3,539	14,769
Deferred income taxes	8,477	8,674	18,124	24,417
Cash provided by (used for) operating working capital	25,277	11,292	(88,808)	(79,322)
Defined benefit plans and postretirement contributions	(2,664)	(1,642)	(13,185)	(4,463)
Environmental payments, net of reimbursements	(5,727)	(3,953)	(11,202)	(11,256)
Other	(2,546)	(8,696)	5,548	(6,005)
Subtotal	99,828	83,985	139,313	139,304
Asbestos related payments, net of insurance recoveries	(19,374)	(20,834)	(48,314)	(60,051)
Total provided by operating activities	80,454	63,151	90,999	79,253
Investing Activities:
Capital expenditures	(6,977)	(6,164)	(19,016)	(19,944)
Proceeds from disposition of capital assets	85	396	372	2,254
Payment for acquisition, net of cash acquired	—	—	—	—
Proceeds from divestiture	—	934	—	53,599
Total used for investing activities	(6,892)	(4,834)	(18,644)	35,909
Financing Activities:
Dividends paid	(17,440)	(15,923)	(49,778)	(45,998)
Reacquisition of shares on open market	—	(20,000)	—	(49,991)
Stock options exercised - net of shares reacquired	4,041	—	24,083	8,426
Excess tax benefit from stock-based compensation	865	(45)	5,787	3,233
Change in short-term debt	110,292	—	123,197	—
Repayment of long-term debt	(200,000)	—	(200,000)	—
Total used for financing activities	(102,242)	(35,968)	(96,711)	(84,330)

Effect of exchange rate on cash and cash equivalents	11,166	5,888	3,813	4,615
Increase (decrease) in cash and cash equivalents	(17,514)	28,237	(20,543)	35,447
Cash and cash equivalents at beginning of period	420,918	252,299	423,947	245,089
Cash and cash equivalents at end of period	$403,404	$280,536	$403,404	$280,536

CRANE CO.
Order Backlog
(in thousands)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Aerospace & Electronics	$381,830	$403,400	$397,518	$378,152	$392,862
Engineered Materials	12,572	14,122	16,138	12,689	11,357
Merchandising Systems	23,901	25,641	21,399	14,686	19,957
Fluid Handling	355,192	349,545	365,231	343,370	348,120
Total Backlog	$773,495	$792,708	$800,286	$748,897	$772,296

CRANE CO.
Non-GAAP Financial Measures
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,		Percent Change September 30, 2013	Percent Change September 30, 2013
	2013	2012	2013	2012	Three Months	Nine Months
INCOME ITEMS
Net Sales	$637,515	$645,981	$1,913,832	$1,949,280	(1.3)%	(1.8)%
Operating Profit from Continuing Operations	89,009	86,584	264,755	234,258	2.8%	13.0%
Percentage of Sales	14.0%	13.4%	13.8%	12.0%
Special Items impacting Operating Profit from Continuing Operations:
Non-deductible Acquisition Transaction Costs (a)	2,854		12,595
Repositioning Charges (b)		1,354		16,101
Operating Profit from Continuing Operations before Special Items	$91,863	$87,938	$277,350	$250,359	4.5%	10.8%

Percentage of Sales	14.4%	13.6%	14.5%	12.8%

Net Income Attributable to Common Shareholders	$57,131	$57,125	$169,796	$171,349
Per Share	$0.97	$0.99	$2.89	$2.93	(2.0)%	(1.4)%

Special Items impacting Net Income Attributable to Common Shareholders:
Non-deductible Acquisition Transaction Costs (a)	2,854		12,595
Per Share	0.05		0.21

Repositioning Charges - Net of Tax (b)		948		12,828
Per Share		0.02		0.22

Withholding taxes related to acquisition funding (c)	1,240		1,700
Per Share	0.02		0.03

Gain on Divestitures - Net of Tax (d)		(900)		(19,176)
Per Share		(0.02)		(0.33)

Net Income Attributable To Common Shareholders Before Special Items	$61,225	$57,173	$184,091	$165,001	7.1%	11.6%
Per Diluted Share	$1.04	$0.99	$3.13	$2.82	5.0%	11.0%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Adjusted EBITDA Schedule (Non-GAAP)
Net Income Attributable To Common Shareholders Before Special Items from Continuing Operations	$61,225	$57,173	$184,091	$165,001
Interest, Net	6,351	6,175	19,163	18,822
Provision for Income Taxes	23,479	23,997	72,883	64,515
Depreciation and Amortization	12,435	13,174	38,159	42,122
Stock Based Compensation	5,913	4,402	16,299	12,860
Adjusted EBITDA from Continuing Operations (Non-GAAP)	$109,403	$104,921	$330,595	$303,320	4.3%	9.0%

(a) During the three and nine months ended September 30, 2013, the Company recorded non-deductible transaction costs associated with the potential acquisition of MEI.
(b) The Company incurred repositioning charges in the second quarter of 2012, associated with productivity actions. The charges included severance and impairment costs related to the shutdown of certain facilities, the transfer of certain manufacturing operations, and staff reduction actions.

(c) In the three and nine months ended September 30, 2013, the Company incurred withholding taxes related to the cash marshalling activities supporting the potential acquisition of MEI.
(d) In June 2012, the Company divested of a business within the Fluid Handling segment and a business within the Controls segment. The associated gains were included in the “Gain from Sale of Discontinued Operations attributable to common shareholders, net of tax" section on the accompanying Income Statement Data.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
CASH FLOW ITEMS
Cash Used for Operating Activities
before Asbestos - Related Payments	$99,828	$83,985	$139,313	$139,304
Asbestos Related Payments, Net of Insurance Recoveries	(19,374)	(20,834)	(48,314)	(60,051)
Cash Used for Operating Activities	80,454	63,151	90,999	79,253
Less: Capital Expenditures	(6,977)	(6,164)	(19,016)	(19,944)
Free Cash Flow	$73,477	$56,987	$71,983	$59,309

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

The Company's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net income before special items plus an add-back for net interest, provision for income taxes, depreciation, amortization and stock-based compensation. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to the Company’s operating performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.